SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2005

CHITTENDEN CORPORATION

(Exact name of Registrant as specified in charter)

Vermont	001-13769	03-0228404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Burlington Square, Burlington, Vermont	05401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 660-1410

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 7, 2005 Chittenden Corporation issued a press release entitled “Chittenden Bank Announces The Retirement of President and CEO Lawrence W. DeShaw”, a copy is furnished with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

( c ) Exhibits: The following exhibit is furnished with this report:

Exhibit Number	Description
99.1	Press Release dated January 7, 2005, entitled “Chittenden Bank Announces The Retirement of President and CEO Lawrence W. DeShaw.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:	/S/ F. Sheldon Prentice
Senior Vice President, General Counsel and Secretary

DATE: January 7, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	“Press Release dated January 7, 2005, entitled “Chittenden Bank Announces The Retirement of President and CEO Lawrence W. DeShaw.”